Conquer Risk Managed Volatility Fund
		Schedule of Investments
	March 31, 2023 (Unaudited)
Shares			Fair Value	% of Net Assets

MUTUAL FUNDS
Fixed Income
363,653	American High-Income Municipal Bond Fund		$ 5,323,885
5,523	Federated Hermes Institutional High Yield Bond Fund		46,780
5,049	Fidelity Capital & Income Fund		46,653
605,615	Franklin High Yield Tax-Free Income Fund		5,323,357
9,364	MainStay MacKay High Yield Corporate Bond Fund		47,007
705,045	Nuveen High Yield Municipal Bond Fund		10,688,485
875,914	TCW Emerging Markets Income Fund		5,343,073
8,949	Vanguard High-Yield Corporate Fund		46,893

Total for Mutual Funds (Cost - $26,728,507)			26,866,133	49.66%

MONEY MARKET FUNDS
26,789,537	First American Treasury Obligations Fund		26,789,537	49.51%
- Class X 4.72% (a) +

Total for Money Market Funds (Cost - $26,789,537)

	Total Investments (Cost - $53,518,044)		53,655,670	99.17%

	Other Assets in Excess of Liabilities		450,718	0.83%

Net Assets			$ 54,106,388	100.00%

(a) Additional Information, including current Prospectus and Annual Reports, is available at
https://www.firstamericanfunds.com/index/FundPerformance/ShareholderDocuments.html.
+ The rate shown represents the 7-day yield at March 31, 2023.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at March 31, 2023, was $53,518,044. At March 31, 2023, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

	Unrealized Appreciation		$ 138,532
	Unrealized Depreciation		(906)
	Unrealized Appreciation		$ 137,626

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Mutual funds. Mutual funds. Mutual funds are valued at the net asset value as reported by the underlying fund and are classified in level 1 of the fair value hierarchy. The underlying mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. In the event a mutual fund does not report its net asset value, the Fund will value such an asset using its fair value procedures which incorporate, among other information, price changes from reference indexes or reference funds to assist in the valuation of a non-reporting mutual fund.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the Investment Company Act of 1940 and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2023:

Valuation of Inputs and Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 26,866,133	$ -	$ -	$ 26,866,133
Money Market Funds	26,789,537	-	-	26,789,537
Total	$ 53,655,670	$ -	$ -	$ 53,655,670

Refer to the Fund's Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets or liabilities during the fiscal quarter ended March 31, 2023.